UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 5, 2024
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd.,	Suite 2100,	Dallas,	TX	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
o    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Explanatory Note: This Amendment No. 1 to the Current Report on Form 8-K filed by Applied Digital Corporation on June 5, 2024 is being filed to clarify a recent development with respect to the litigation discussed therein.

Item 8.01 Other Events.
Derivative Lawsuit; Applied Digital’s Motion to Dismiss Granted
As previously disclosed, on November 15, 2023, a lawsuit asserting derivative claims was filed in the District Court of Clark County, Nevada (the “Court”), on behalf of nominal defendant Applied Digital Corporation (the “Company”) against six members of our board of directors in a case captioned Robert Weich v. Wes Cummins, et. al., No. A-23-881629-B. The complaint asserted claims for breach of fiduciary duty, unjust enrichment, and corporate waste arising from statements made by the Company concerning its cryptocurrency mining business segment and a loan that the Company’s subsidiary, SAI Computing LLC, received from B. Riley Commercial Capital and B. Riley Securities, as well as the early repayment of that loan.
On February 27, 2024, the plaintiff filed an amended complaint asserting the same claim as the original complaint. On June 5, 2024, following a complete briefing and argument on the defendants’ motion to dismiss, the Court entered an order granting the defendants’ motion without prejudice and holding that the plaintiff failed to plead (1) demand futility as to each of plaintiff’s claims or (2) a claim for breach of fiduciary duty. The order dismissed all claims against all defendants, including the Company. The plaintiff has the ability to move for leave to file an amended complaint. If plaintiff does not file such a motion or the court denies it, the plaintiff will have 30 days after notice of entry of the order granting the motion to dismiss to file a notice of appeal.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	June 6, 2024	By:	/s/ David Rench
		Name:	David Rench
		Title:	Chief Financial Officer